UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NexGel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NexGel, Inc.

2150 Cabot Blvd West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2025

October 30, 2025

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of NexGel, Inc., a Delaware corporation (the “Company,” “NexGel,” “we,” “us” or “our”), to be held at 10:00 a.m., Eastern Time, on November 26, 2025, at our corporate headquarters located at 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047.

At the Special Meeting, stockholders will be asked to consider and vote to approve, if and only if the Board of Directors approves and implements, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to the proxy statement as Annex A, increase the total number of authorized shares of our common stock, par value $0.001 per share, from 25,000,000 to 1,000,000,000 (such action, the “Authorized Share Increase,” and such proposal is referred to herein as the “Authorized Share Increase Proposal”) as more fully described in the accompanying proxy statement for the Special Meeting (the “Proxy Statement”).

Our Board of Directors unanimously recommends that you vote “FOR” Authorized Share Increase Proposal.

The Proxy Statement accompanying this Notice of Special Meeting of Stockholders describes the proposal in detail. Stockholders of record at the close of business on October 20, 2025 (the “Record Date”) are entitled to notice of, to attend, and to vote at, the Special Meeting or any postponement or adjournment thereof. As of the Record Date, there were 8,142,766 shares of common stock issued and outstanding.

We know of no other matters to be submitted at the Special Meeting other than as specified in this Notice of Special Meeting of Stockholders.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person. You can submit a proxy to vote your shares either by mailing in your proxy or submitting your proxy by Internet, or by phone. If submitting a proxy to vote by Internet or phone, your proxy must be received by 11:59 P.M. Eastern Time on November 25, 2025 to be counted at the Special Meeting. Detailed proxy voting instructions are provided both in the proxy statement and on the enclosed proxy card.

Thank you for your support of our company. I look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Steven Glassman

Steven Glassman
Chairperson of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on November 26, 2025: Pursuant to the rules of the Securities and Exchange Commissions, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all our proxy materials by mail.

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE	BY MAIL
Visit www.proxyvote.com.	Sign, date, and return the enclosed proxy card or voting instruction form.

BY TELEPHONE	AT THE MEETING
Call the telephone number on your proxy card or voting instruction form.	Attend the Special Meeting in person.

We urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

TABLE OF CONTENTS

Page
ABOUT THE SPECIAL MEETING	1
PROPOSAL 1: To approve, if and only if the Board of Directors approves and implements, an amendment to our Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement as Annex A, increase the total number of authorized shares of our common stock, par value $0.001 per share, from 25,000,000 to 1,000,000,000	5
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
OTHER BUSINESS	8
SUBMISSION OF FUTURE STOCKHOR PLDEROPOSALS	8
Annex A: Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NexGel, Inc.	A-1
Proxy Card

NEXGEL, INC.

2150 Cabot Blvd West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 26, 2025

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “NexGel” refer to NexGel, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, each of whom is entitled to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NexGel, Inc. to be voted at the Special Meeting to be held on November 26, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are dated      , 2025 and are expected to be first sent or given to stockholders on or about October 30, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047.

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will be asked to consider and vote on the following proposal:

(1) To approve, if and only if the Board of Directors approves and implements, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to the proxy statement as Annex A, increase the total number of authorized shares of our common stock, par value $0.001 per share, from 25,000,000 to 1,000,000,000 (“Authorized Share Increase Proposal”).

We are not aware of any other matters that will come before the Special Meeting.

What are the Board’s recommendations on how I should vote my shares?

Our Board of Directors unanimously recommends that you vote “FOR” Authorized Share Increase Proposal.

What should I do if I receive more than one set of the Proxy Statement and voting materials?

You may receive more than one set of the Proxy Statement and voting materials or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares common stock held in each of your different accounts to ensure that all of your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on October 20, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 8,142,766 shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Our common stock is the only class of security entitled to vote at our Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Co., the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when brokers that hold their customers’ shares in street name sign and submit proxies for such shares and vote such shares on some matters but not on others. Such shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the broker lacks discretionary voting power to vote such shares. Because brokers have discretionary authority to vote on Authorized Share Increase Proposal at the Special Meeting, we do not anticipate any broker non-votes. A broker non-vote, if any, will only be used for the purpose of establishing a quorum and will not otherwise be counted in the voting process. Accordingly, broker non-votes, if any, will not affect the outcome of the proposal being voted on at the Special Meeting.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on November 25, 2025.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on November 25, 2025.

●	Via mail: if you requested printed proxy materials as provided on your proxy card and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

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The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Adam Levy and Joseph McGuire to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares in person at the Special Meeting.

Who counts the votes?

All votes will be tabulated by a representative of Broadridge Financial Solutions, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately. Votes will be counted by the inspector of elections for the proposal as votes “FOR,” “AGAINST,” “ABSTAIN” and, if applicable, broker non-votes. Abstentions will not be counted as votes “FOR” or “AGAINST” Authorized Share Increase Proposal.

Can I vote my shares in person at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Special Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

With respect to the vote to approve, if and only if the Board of Directors approves and implements, an amendment to our Certificate of Incorporation, in substantially the form attached to the proxy statement as Annex A, increase the total number of authorized shares of our common stock, par value $0.001 per share, from 25,000,000 to 1,000,000,000 (Proposal No.1), stockholders may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting on the proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Joseph McGuire, Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on November 25, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve Authorized Share Increase Proposal?

Assuming the presence of a quorum, with respect to the vote to approve, if and only if the Board of Directors approves and implements, an amendment to our Certificate of Incorporation, in substantially the form attached to the proxy statement as Annex A, increase the total number of authorized shares of our common stock, par value $0.001 per share, from 25,000,000 to 1,000,000,000 (Authorized Share Increase Proposal), the affirmative vote of the majority of the total outstanding shares entitled to vote on such matter will be required for approval.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of this proxy statement, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Joseph McGuire, at (215) 702-8550.

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PROPOSAL 1: AUTHORIZED SHARE INCREASE

Overview

On October 16, 2025, the Board unanimously approved, subject to stockholder approval and if and only if the Board approves and implements the Authorized Share Increase, an amendment to our Certificate of Incorporation, to potentially increase the Company’s authorized shares of common stock from 20,000,000 to 1,000,000,000 shares. The form of the proposed Certificate of Amendment to effect the amendment is attached to this Proxy Statement as Annex A (the “Certificate of Amendment”).

The Company currently has a total of 30,000,000 shares of capital stock authorized under the Certificate of Incorporation, consisting of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Board is asking our stockholders to approve an amendment that may if implemented increase the number of authorized shares of common stock from 25,000,000 to 1,000,000,000 and increase the number of authorized shares of all classes of stock from 30,000,000 to 1,005,000,000. The number of shares of authorized preferred stock would remain unchanged.

No other changes to the Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of preferred stock. The amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment would be identical to the shares of common stock currently authorized and outstanding under our Certificate of Incorporation, none of which have preemptive or similar rights to acquire the newly authorized shares.

Reasons for the Amendment

The Board believes that it may in the future be in Company’s best interest, but if and only if the Board approves and implements the Authorized Share Increase, at such time, to increase the number of authorized shares of our common stock from 25,000,000 shares to 1,000,000,000 shares in order to provide the Company with greater flexibility to issue additional shares for purposes such as raising capital, entering into strategic business combinations, acquisitions and ventures as well as other corporate needs without the need to obtain additional stockholder approval to increase our authorized shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Without the flexibility to quick implement the Authorized Share Increase, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, such as acquisitions or joint ventures, which could adversely affect our financial performance and growth.

The Company currently has no agreements or understandings in place to issue common stock in the future except for equity grants outstanding under the Company’s 2019 Long-Term Incentive Plan, as amended.

Effects of the Amendment

The proposed amendment to our Certificate of Incorporation would potentially increase the total number of authorized shares of the Company’s common stock to 1,000,000,000 shares if implemented by the Board.

The rights and preferences of the shares of common stock prior and subsequent to the increase in the Company’s authorized capital would remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business would materially change as a result of the proposed amendment. The increase in authorized shares will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power.

While the increase in authorized shares would not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued. The perception that there might be additional or future dilution to our existing stockholders may put pressure on our stock price.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares which could make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

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The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Shareholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

If this proposal is not approved by the stockholders, the Company may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to the Company’s growth and success.

Board Discretion to Effect the Authorized Share Increase

If the Authorized Share Increase Proposal is approved by the stockholders, the Authorized Share Increase will only be effected upon a determination by our Board, in its sole discretion, that filing the Certificate of Amendment to effect the Authorized Share Increase is in the best interests of the Company and its stockholders within twelve months of the meeting date. In making its determination, the Board of Directors will consider, among other things, whether the Authorized Share Increase is in the best interests of the Company’s stockholders in light of the Company’s anticipated needs to reserve authorized shares of common stock for:

●	raising capital through the sale of equity securities;

●	entering into strategic business combinations, acquisitions and ventures; and

●	other corporate purposes.

Effective Time of the Authorized Share Increase

If the Authorized Share Increase Proposal is approved by our stockholders, the Authorized Share Increase would become effective, if at all, when the Certificate of Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Authorized Share Increase Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Authorized Share Increase.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the Authorized Share Increase Proposal.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of the Record Date, (unless otherwise noted) by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of the common stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned		Percentage of ownership (2)
5% stockholders
None (except for certain directors and officers below)	-		-
Directors and officers
Steven Ciardiello	45,109	(3)	*
Steven Glassman	240,995	(4)	2.93%
Scott R. Henry	185,698	(5)	2.26%
Nachum Stein	658,954	(6)	7.90%
Dr. Jerome Zeldis	204,078	(7)	2.48%
Adam Levy	405,254	(8)	4.96%
Joseph F. McGuire	33,250	(9)	*
(All Directors and officers as a group 7 persons)	1,773,338	(10)	20.55%

* Less than 1%.

(1)	Except as indicated, the address of the person named in the table is c/o NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, PA 19667.
(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after the Record Date, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 8,142,766 shares of the common stock outstanding as of the Record Date. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
(3)	Consists of (i) 21,739 shares of common stock, (ii) options to purchase 12,500 shares of common stock that are either currently exercisable or will become exercisable within 60 days of the Record Date, and (iii) warrants to purchase 10,870 shares of common stock which are currently exercisable.
(4)	Consists of (i) 156,655 shares of common stock, (ii) options to purchase 66,786 shares of common stock that are either currently exercisable or will become exercisable within 60 days of the Record Date and (iii) warrants to purchase 15,469 shares of common stock which are currently exercisable, and (iv) 2,085 shares of restricted common stock which have vested or will vest within 60 days of the Record Date.
(5)	Consists of (i) 113,356 shares of common stock, (ii) options to purchase 52,500 shares of common stock that are either exercisable or will become exercisable within 60 days of the Record Date and (iii) warrants to purchase 17,757 shares of common stock which are currently exercisable, and (iv) 2,085 shares of restricted common stock which have vested or will vest within 60 days of the Record Date.
(6)	Consists of (i) 461,456 shares of common stock, (ii) options to purchase 153,181 shares of common stock that are either exercisable or will become exercisable within 60 days of the Record Date, and (iii) warrants to purchase 44,317 shares of common stock which are currently exercisable.
(7)	Consists of (i) 106,664 shares of common stock and (ii) options to purchase 81,072 shares of common stock that are either exercisable or will become exercisable within 60 days of the Record Date, and (iii) warrants to purchase 16,342 shares of common stock which are currently exercisable.
(8)	Consists of (i) 371,692 shares of common stock and (ii) options to purchase 14,286 that are either exercisable or will become exercisable within 60 days of the Record Date and (iii) warrants to purchase 1,818 shares of common stock which are currently exercisable, and (iv) 17,458 shares of restricted common stock which have vested or will vest within 60 days of the Record Date.
(9)	Consists of (i) 4,082 shares of common stock and (ii) options to purchase 29,168 that are either exercisable or will become exercisable within 60 days of the Record Date.
(10)	Consists of (i) 1,235,644 shares of common stock and (ii) options to purchase 409,493 that are either exercisable or will become exercisable within 60 days of the Record Date and (iii) warrants to purchase 106,573 shares of common stock which are currently exercisable, and (iv) 21,628 shares of restricted common stock which have vested or will vest within 60 days of the Record Date.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to our Amended and Restated Bylaws (“Restated Bylaws”), stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board of Directors at the 2026 Special Meeting must be a stockholder of record, both when they give us notice and at the 2026 Special Meeting, must be entitled to vote at the 2026 Special Meeting, and must comply with the notice provisions in our Restated Bylaws. A stockholder’s notice must be delivered to our Secretary at c/o NexGel, Inc., 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047 not less than 45 nor more than 75 days before the one-year anniversary of the date on which we first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s Special meeting. For our 2026 Special Meeting, the notice must be delivered between February 14, 2026 and March 16, 2026. However, if our 2026 Special Meeting is not within 30 days prior to or 60 days after June 17, 2026, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2026 Special Meeting or 120 days prior to such meeting but not later than 90 days prior to such meeting. The public announcement of an adjournment or postponement of the 2026 Special Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. The stockholder’s notice must be updated and supplemented as set forth in our Restated Bylaws.

A copy of our Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to NexGel, Inc., Attention: Secretary, 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047.

8

Annex A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NEXGEL, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), to decrease the number of authorized shares as set forth below and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2. That, at an annual meeting of the Corporation’s stockholders held on November 26, 2025, a majority of all outstanding shares of stock entitled to vote on the matter voted in favor of the following amendment to the Restated Certificate.

2. Upon this Certificate of Amendment becoming effective, paragraph A of Article IV of the Restated Certificate is deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is ``1,005,000,000, consisting of 1,000,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).

3. This Certificate of Amendment has been duly approved by the Board of Directors and stockholders of the Corporation in accordance with Sections 141(f), 222 and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this day of          , 2025.

NEXGEL, INC.,
a Delaware corporation

By:
Name:	Adam Levy
Title:	Chief Executive Officer

A-1

SCAN TO
VIEW MATERIALS & VOTE

NEXGEL, INC.
2150 CABOT BLVD W, SUITE B
LANGHORNE, PA 19047

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 25, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 25, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80878-S24771

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXGEL, INC.

The Board of Directors recommends you vote FOR Proposal 1:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V80879-S24771

NexGel, Inc.
Special Meeting of Shareholders
10:00 a.m., Eastern Time, on November 26, 2025
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Adam Levy or in his absence Joseph McGuire, or either of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of NexGel, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Company, to be held at the NexGel, Inc.'s corporate headquarters located at 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047, on November 26, 2025, at 10:00 a.m. Eastern Time, and at any adjournments, postponements or recesses thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR APPROVAL ON PROPOSAL 1. FOR THE FULL TEXT OF THE RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

Continued and to be signed on reverse side